Business Combination, Significant Transaction and Sale of Business - Schedule of Disposal of a Subsidiary and Acquisition of Non-Controlling Interests (Details) - Disposal of a Subsidiary and Acquisition of Non-Controlling Interests [Member]
$ in Thousands
Mar. 31, 2025 USD ($)
Schedule of Disposal of a Subsidiary and Acquisition of Non-Controlling Interests [Line Items]
Net liabilities excluding cash acquired	$ (1,793)
Derecognition of non-controlling interests	500
Loss on disposal and deconsolidation of a subsidiary	786
Capital reserve from transactions with non-controlling interests	1,492
Total Share Exchange Transaction acquired net of acquired cash	$ 985